UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2012

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 2.02                    Results of Operations and Financial Condition

On November 12, 2012, the Registrant issued a press release reporting its operating results for the fourth quarter and fiscal year ended September 30, 2012.  The press release is furnished herewith as Exhibit 99.1.  The press release is also posted on the Registrant’s web site located at http://www.escotechnologies.com and can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

On November 12, 2012, at 4:00 p.m. Central Time, the Registrant conducted a Webcast conference call related to that press release.  A full transcript of the conference call is furnished herewith as Exhibit 99.2.

Item 5.02                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Fiscal Year 2013 Bonus Criteria

On November 8, 2012, the Human Resources and Compensation Committee (the “Committee”) of the Registrant’s Board of Directors approved the criteria for fiscal 2013 payouts under the Registrant’s two bonus plans for its executive officers: (i) the Performance Compensation Plan (the “PCP”) and (ii) the Incentive Compensation Plan For Executive Officers (the “ICP”).  The Committee had previously approved the fiscal 2013 bonus targets for the executive officers as follows: V.L. Richey, Jr. – $525,000, or 40% of fiscal 2013 total cash compensation; G.E. Muenster – $319,000, or 38% of fiscal 2013 total cash compensation; and A.S. Barclay – $153,200, or 33% of fiscal 2013 total cash compensation.  Each executive officer’s bonus target is equally divided between the PCP and the ICP.

The actual amounts of the executive officers’ fiscal 2013 bonuses will vary from their respective bonus targets depending on the extent to which the Registrant’s fiscal year 2013 performance exceeds or falls below the following criteria.

1.
PCP:  The evaluation criteria under the PCP are generally certain specified financial or operational measures.  For fiscal 2013, criteria are specified and weighted as follows:  Cash Flow 50%, and Entered Orders 50%.  Each of the bonus target multipliers for Cash Flow and for Entered Orders under the PCP for fiscal 2013 ranges from 0.2 to 2.0 times the bonus target based on a matrix specifying particular Cash Flow or Entered Orders thresholds.

2.
ICP:  The evaluation criteria under the ICP are generally certain financial measures such as earnings per share (“EPS”).  Under the ICP, the Committee approved fiscal 2013 EPS as the evaluation criterion.  The bonus target multiplier under the ICP for fiscal 2013 ranges from 0.0 to 2.0 times the bonus target based on a matrix specifying particular EPS thresholds.

Item 9.01                    Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 12, 2012
99.2	Transcript of conference call held November 12, 2012 at 4:00 p.m. Central Time

Other Matters

The information in this report furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated:  November 13, 2012                                                           By:   /s/G.E. Muenster
G.E. Muenster
Executive Vice President and
Chief Financial Officer